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                           LEASE AGREEMENT

            This Lease Agreement  made and  entered into  this 29th
  day of February, 1996, between CIRCUIT SYSTEMS, INC., an Illinois corporation (hereinafter referred to as "Lessor"), and SIGMATRON INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as "Lessee").
            WHEREAS, the Lessor is the owner real property commonly
  referred to as 2201 Landmeier Road, Elk Grove Village, Illinois, and more particularly described on Exhibit A attached hereto and made a part hereof by this reference, and;
            WHEREAS, Lessor desires to lease to  Lessee, and Lessee
  desires to  lease from  Lessor,  a portion  of  the Building  and
  appurtenances  thereto  located   on  said   property  (hereafter
  referred  to  as   the  "Building")   on  terms   and  conditions
  hereinafter set forth.
            NOW,  THEREFORE,   in  consideration   of  the   mutual
  covenants and promises herein contained and in consideration of the payments to be made by Lessee to Lessor as hereinafter provided, Lessor and Lessee agree as follows:
            1.   DEFINITIONS.   It is  agreed  that  the  following
  definitions shall apply to terms as used in this agreement:
                1.1   The "Premises" means that portion of the real
  property and the Building and improvements located thereon commonly referred to as 2201 Landmeier Road, Elk Grove Village, Illinois, as delineated and described on Exhibit B attached hereto and made a part hereof. The Premises shall consist of 51,971 square feet in the Building located on said property and shall include access to common areas such as lunch rooms, restroom facilities, loading docks, and parking areas currently utilized by Lessee's employees, plus 6,485 square feet for the balcony area occupied by Lighting Components and EMD Elk Grove.
                1.2   "Base Rental"  means the  sum to  be paid  as
  rent payment for the Premises, being $5.75 per square foot per annum for 51,983.71 square feet and $2.00 per square per annum feet for 6,485 square feet, and totalling $26,000 per month.
                1.3   "Building  Standard"   means  the   state  of
  condition and  repair  or  capacity,  as  the  case  may  be,  as
  currently  exists  in  the  Building,  ordinary   wear  and  tear
  excepted.
                1.4   "Effective Date" means March 1, 1996.
            2.   LEASE GRANT.   Subject  to  and  upon   the  terms
  herein contained, Lessor leases to Lessee the Premises for an initial term as set forth hereafter.
            3.   LEASE TERM.    This lease shall commence  on March
  1, 1996 and continue until February 28, 2001, unless this Lease is sooner terminated or extended under the terms hereof.
            4    USE. Lessee  will  use  and  occupy  the  Premises
  solely for the purpose of operating an electronic contract manufacturing business, focusing on the assembly of printed circuit boards, and for office/administrative space directly related thereto. Lessee will not conduct any activities on the Premises which are illegal or contrary to zoning ordinances or any other restrictions applicable to the property or which, in Lessor's reasonable opinion, creates a nuisance or prevents the acquisition of fire or casualty insurance at standard rates.
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            5.   RENTAL.   Lessee shall  pay to  Lessor during  the
  lease term, without any set off or deduction whatsoever, the Base Rental, sometimes herein called "rent." Lessee agrees to pay all monthly Base Rental payments in advance and without demand on the
  first day of each  month beginning the  Effective  Date.   Lessee
  shall pay such Base Rental and any adjustments thereto as hereinafter provided to Lessor (or to such other party as Lessor may designate) at such address as maybe designated by Lessor in
  writing from time  to time.   In  the event  that the  Lessor and
  Lessee agree to adjust the square footage of the Premises, the Base Rental and real estate tax percentage (set forth in paragraph 6.1) shall be adjusted to reflect the square footage of the Building thereafter occupied by Lessee and the nature and character of the Premises then occupied.
            6.   OTHER EXPENSES.
                6.1   It is agreed that Lessor shall be responsible
  for payment of real estate taxes assessed against the Building and premiums for fire and extended insurance coverage on the
  Building.   The Lessee  shall pay  to  Lessor 42.5%  of the  real
  property taxes levied upon or assessed for the tax year 1995 and subsequent years against the Building, such percentage being its agreed pro rata share of the real estate taxes relating to the Premises, together with any costs associated with protest of such taxes (e.g. attorneys fees and appraisals) mutually agreed by Lessor and Lessee. Lessee shall pay to Lessor on the first day of each month, together with each month's rent, an amount equal to one -twelfth (1/12th) of the yearly amounts due from Lessee under this Paragraph 6.1 as estimated by the Lessor to be sufficient to pay, at least sixty (60) days before they become
  due Lessee's  share of  said real  property taxes.   Accordingly,
  Lessee deposits with Lessor a real property tax reserve of $14,000.00. To the extent that the monthly amount so estimated is more or less than the actual real property taxes levied upon or assessed against the Premises, the same shall be adjusted between the Lessee and the Lessor within fifteen (15) days following the day on which the tax bill is received by Lessor. It is agreed that any increase in the amount of real estate taxes attributable to betterments made by Lessee to the Premises or in the amount of premiums payable for fire and extended insurance over that presently in effect caused by activities of the Lessee on the Premises shall be chargeable to Lessee as additional rent.
   Lessor shall give Lessee notice within thirty (30) days of receipt of billing reflecting such increase and Lessee shall be responsible for payment to Lessor of the amount of the real estate tax or insurance premium increase as the case may be within fifteen (15) days after notice. It is further agreed that Lessor shall be solely responsible for any increase in the amount of real estate taxes attributable to betterments made by Lessor to the Building or in the amount of premiums payable for fire and extended insurance over that presently in effect caused by activities of the Lessor in the Building.
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                6.2   All other necessary expenses of operation and
  maintenance of the Premises shall be the responsibility of Lessee, it being the intention of the parties that this Lease yield to the Lessor the sums specified herein as base rental without deduction and that all costs, expenses, and other charges arising out of, related to or connected with the Premises or the
  operation  and  maintenance   thereof  (except  as   provided  in
  Paragraphs 6.5 and  6.6 herein)  shall be borne  and paid  by the
  Lessee.   In no event shall  there be any abatement  or reduction
  in  the   rentals   required   hereunder  except   as   otherwise
  specifically provided for in this Lease Agreement.
                6.3   Lessee shall be  responsible for  the payment
  of 35% of all charges and costs in connection with electrical utilities serving the Premises except Lessee shall not be liable for payment for electrical service to or gas for heating the 22,000 square feet manufacturing area occupied by Lessor in Mid-
  1994, both  of which  are separately  metered.   Lessee shall  be
  responsible for the increase in electrical utilities charge in excess of the current charges on the Premises as a result of
  increased  activities  of  the  Lessee.     Lessor  will  monthly
  reimburse Lessee, within  15 days after  invoice, a sum  equal to
  the agreed upon amount for said utilities.   Upon request, Lessor
  will provide Lessee copies of said total monthly billings. Lessor shall pay all water and sewer charges for the Building, except for any portion thereof that is the result of an increase in the use of such utilities by Lessee.
                6.4   Lessee shall,  at its  own expense,  maintain
  the portions of the Building occupied by it, including the mechanical, heating, ventilation, air conditioning, plumbing, waste disposal and electrical systems which relate solely to Lessee's operations and not to the operations of the Building as a whole, consistent with the Building Standard as herein defined, and shall at its expense make such repairs as are necessary to
  maintain such  Building  Standard.    If  Lessee  fails  to  make
  necessary repairs or maintenance as required herein, Lessor shall have the right to enter the Premises and make such repairs or maintenance and Lessee shall be obligated to reimburse Lessor for the expenses incurred in so doing within 15 days after notice of the amount thereof. Lessee shall not be responsible for repairs made necessary by the actions or negligence of Lessor or its agents or employees.
                6.5   Lessee shall be responsible  for cleaning and
  maintaining the loading dock and common areas located in the Building, excluding the 22,000 square-foot manufacturing area occupied by Lessor in Mid-1994, including pest control, security service and janitorial services related to common restroom and lunchroom facilities and snow and ice removal from the front entrances (business guests and Lessee's employee entrances), and
  Lessee's  receiving  and   shipping  entrances.     Lessor  shall
  reimburse Lessee monthly, within  15 days after invoice,  for the costs thereof.
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                6.6   Lessor  shall   be  responsible   for  making
  exterior, structural, and roof repair to the Building and shall maintain the mechanical, heating, ventilation, air conditioning, plumbing, waste disposal and electrical systems which relate to the operation of the Building as a whole except for such repairs made necessary by the actions or negligence of Lessee or its agents or employees which Lessee shall immediately repair at its expense. Lessee accepts the Premises in their present condition and acknowledges that the Premises are on the date hereof in tenantable condition.
            7.   LIABILITY, PROPERTY AND OTHER INSURANCE.
                7.1   Lessee shall, at Lessee's expense, obtain and
  keep in  force  during  the  term  of  this  Lease  a  policy  of comprehensive public liability insurance, with a company or companies reasonably acceptable to Lessor, insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises. Such insurance shall be in the amounts and of the types reasonably specified by
  Lessor.   The limit  of any  such insurance  shall not,  however,
  limit the liability of Lessee hereunder.
                7.2   Lessor shall carry fire and extended coverage
  insurance on the Building, insuring the improvements thereon (including leasehold improvements) against loss or damage by fire or other hazards with standard extended coverage endorsements in amounts equal to the full replacement value of the improvements.
   All payments made under such policy shall be made to Lessor, and
  Lessee shall have no right or interest therein.   Lessee shall be
  responsible for obtaining, at its expense,  any fire and casualty
  coverage  insuring   Lessee's   property,  including   machinery,
  equipment, and inventory, located on the Premises.
                7.3   At all times  during the  term of  this Lease
  and any renewal term, Lessee, at Lessee's sole cost and expense, shall maintain: (a) rental value insurance insuring Lessor against loss of rental on account of any rental abatement afforded Lessee during the period of any damage or destruction to the Premises and the restoration and repair thereof, (b) Business Interruption Insurance, and (c) worker's compensation insurance coverage on all its employees.
                7.4   Lessee shall deliver  to Lessor, at  the time
  of occupancy, and from time to time as requested by Lessor, copies of all insurance policies required herein or certificates evidencing the existence and amounts of such insurance with loss
  payable clauses  satisfactory  to Lessor.    No  policy shall  be
  cancelable or  subject to  reduction of  coverage without  thirty
  (30) days prior written notice of such fact to the Lessor by the insurance company. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Lessor may carry.
            8.   GRAPHICS.  Lessee  may install, at  Lessee's cost,
  all letters or  numerals on  doors in the  Premises.   Lessee may
  select graphics for the Building with Lessor's consent.
            9.   CARE AND USE  OF THE PREMISES.   Lessee  shall not
  commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease, Lessee shall deliver the Premises to Lessor in as good condition as at the date of the commencement of the term of this Lease, ordinary wear and use excepted.
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            10.  ALTERATIONS BY LESSEE.
               10.1   Lessee agrees not to make or allow to be made
  any alterations to the Premises or place additional signs on the Premises which are visible from outside the Premises without first obtaining the prior written consent of Lessor.
               10.2   Any and all alterations to the Premises after
  the Effective Date shall become the property of Lessor upon termination of this Lease (except for trade fixtures, movable equipment and furniture owned by Lessee or other third parties). Lessor may, nonetheless, require Lessee to remove any and all alterations, fixtures, equipment and other improvements installed on the Premises in order to restore the Premises to Building Standard. If Lessor so requires, and Lessee fails to remove such improvements, Lessor may remove such improvements at Lessee's cost, and Lessee shall pay to Lessor on demand the cost of restoring the Premises to Building Standard.
               10.3   Any work to be  performed on the  Premises by
  Lessee  shall  not  commence   until  Lessor  has   approved  the
  contractor to  perform the  work.   No  contractor shall  perform
  services in the Building on behalf of the Lessee unless said contractor has adequate worker's compensation insurance and liability insurance to protect the Lessor and, if requested by Lessor, has provided Lessee a performance bond in the same amount
  as any contract with a cost of $25,000 or more.   Lessee    shall
  indemnify the Lessor from any liability, loss or damage to Lessor arising from breach of this provision.
            11.  USE OF ELECTRICAL SERVICES BY LESSEE.   Lessee's
  use of electrical services on the Premises shall not exceed, either in voltage, rated capacity or overall load that which
  Lessor deems to  be Building Standard.   If Lessee  shall request
  that it be allowed to consume electrical services in excess of that deemed by Lessor to be Building Standard, Lessor may refuse to consent to usage unless Lessee shall undertake to cause the electrical capability of the Building to be increased to handle the additional load.
            12.  PARKING.  Lessee, its  guests, and  invitees shall
  have the non-exclusive use of parking spaces, driveways, and footways located on the Premises designated by Lessor subject, however, to reasonable rules and regulations promulgated from
  time to  time  by  the   Lessor,  provided  that such  rules  and
  regulations are not in conflict with the provisions of this Lease. Lessee shall have the non -exclusive use of all driveways connecting the Premises to a public way.
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            13.  LAWS, REGULATIONS AND RULES.
               13.1   Lessee shall comply with all applicable laws,
  ordinances, rules and regulations of any governmental entity, agency or authority having jurisdiction of the Premises and all restrictive covenants to which the Premises are subject. Without limiting the generality of the foregoing, the Lessee shall be solely responsible for any damage or loss suffered by Lessor or any other party as a result of its failure to comply with regulations, duties and requirements specified by said agencies.
   Lessee  shall not  under any  circumstances be  entitled to  any abatement of  rent  during any  period  that  its operations  are
  curtailed by action of any regulatory agency.   If the operations
  or use  of the  Building by  Lessor, its  subsidiaries, or  other occupants are prohibited, restricted, or otherwise affected adversely by administrative or judicial action resulting from the failure of Lessee to comply with all applicable laws, ordinances, regulations and restrictions of any governmental agency or authority, Lessor may immediately terminate this Lease and Lessee shall be liable to the injured party for all losses, damages, and injuries suffered as a consequence thereof.
               13.2   Lessor shall comply with all applicable laws,
  ordinances, rules and regulations of any governmental entity, agency or authority having jurisdiction of the Building and all restrictive covenants to which the Building is subject. Without limiting the generality of the foregoing, Lessor shall be solely responsible for any damage or loss suffered by Lessee or any
  other  party  as  a   result  of  its  failure   to  comply  with
  regulations, duties and requirements specified by said agencies.
            14.  ENTRY BY LANDLORD AND LESSOR. Lessee shall  permit
  Lessor, or its agents or representatives, to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the condition, occupancy or use of the Premises; to show the Premises to prospective purchasers, mortgagees, tenants or insurers; or to clean or make repairs, alterations or additions; provided that such entry shall
  not  unreasonably   interfere  with   or  disrupt   the  business
  operations of  Lessee.    Lessee shall  not  be  entitled to  any
  abatement or reduction of rent by reason of this right of entry.
            15.  ASSIGNMENT AND  SUBLETTING.   Lessee  will not  be
  permitted to assign this Lease Agreement or lease any portion of the Premises, except as already leased to AL & W Sales, Inc. and Lighting Components, Inc. provided that Lessee, on ten (10) days prior notice to Lessor, may lease the Premises to a corporation authorized to do business in Illinois which is a parent or subsidiary company of Lessee or which is owned by or otherwise affiliated with Lessee by virtue of common controlling ownership.
   Lessee shall remain responsible for the performance of Lessee's obligations hereunder despite said subletting.
            16.  MECHANIC'S LIEN.
               16.1   Neither Lessee  nor Lessor  shall permit  any
  mechanic's lien or liens to be placed upon the Premises. Nothing in this Lease shall be deemed to be construed in any way as constituting the consent or request of Lessor, express or implied, to any person for the performance of any labor or the furnishing of any materials to all or part of the Premises, nor as giving Lessee any right, power or authority to contract for or permit the rendering of any services or the furnishing thereof that would or might give rise to any mechanic's or other liens against the Premises.
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               16.2   If any  such  lien  is  claimed  against  the
  Premises, then the responsible party shall discharge the same or transfer it to bond within thirty (30) days after the recording thereof. In the event that the responsible party fails to do so, the non-responsible party may do so and any amount paid by the non-responsible party for such purposes on account of any lienor claiming a lien through the responsible party shall be paid by the responsible party to the non-responsible party within fifteen
  (15) days after demand therefor.
            17.  ASSUMPTION  OF  RISK,  INDEMNIFICATION   AND  HOLD
  HARMLESS.
               17.1   Except  to  the  extent  caused  by  Lessor's
  negligence or intentional acts, Lessor shall not be liable to Lessee or Lessee's customers, licensees, agents, guests or employees for any injury or damages to its, his or their persons or property by any obligation of Lessor's part to be performed under the terms of this Lease, or arising from injury or damages to person or property caused by the intentional or negligent acts or omissions of Lessor, its agents, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in connection cause whatsoever including, but not limited to, construction defects, water, rain, sleet, fire, storms, negligence and accidents, breakage, stoppage, or leaks of gas, water, heating, sewer or other waste disposal pipes, boilers, wiring or plumbing or any other defect in, on, under or about the Premises.
               17.2   Lessee shall indemnify and  hold harmless the
  Lessor, their agents, servants and employees, against and from any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from injury or damage to person or property caused by the intentional or negligent acts or omissions of Lessee, or of its agents or employees, and from and against all costs, attorneys' fees, expenses and liabilities
  incurred  in  connection  with  such  claim   or  any  action  or
  proceeding brought thereon against Lessor by reason of such claim. Lessee upon notice from Lessor shall defend the same at its sole expense by counsel reasonably satisfactory to Lessor.
               17.3   Lessor shall indemnify and  hold harmless the
  Lessee, its agents, servants and employees, against and from any and all claims arising from default and performance of any with such claim or any action or proceeding brought thereon against Lessee by reason of such claim. Lessor upon notice from Lessee shall defend the same at its sole expense by counsel reasonably satisfactory to Lessee.
            18.  CASUALTY DAMAGE.
               18.1   If the Premises or any part  thereof shall be
  damaged by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor.
               18.2   If the  Premises (being  the  portion of  the
  Building leased to Lessee hereunder) shall be damaged by fire or other casualty to the extent that alteration or reconstruction of more than 75% of said Premises shall be required, then Lessee may at its option terminate this Lease provided that rental payments due hereunder for the then remaining term are paid to Lessor through rental value or business interruption insurance provided by Lessee under Paragraph 7 above. Likewise, in the event of such damage to the extent of 75% of Lessee's Premises, Lessor may, at its option, terminate this Lease.
               18.3   Lessor  shall   not   be   liable   for   any
  inconvenience or annoyance to Lessee or injury to the business of Lessee resulting in any way from such damage or the repair thereof, except that, subject to the provisions of Paragraph 18.4, Lessor shall allow Lessee a fair diminution or abatement of Base Rental due hereunder during the time and to the extent the Premises remain unfit for occupancy, provided that rent payments
  are  paid  during  such  period  by   rental  value  or  business
  interruption insurance provided under Paragraph 7 hereof.
               18.4   If the Building is  damaged by fire  or other
  casualty resulting from the fault or negligence of Lessee or any of Lessee's agents, invitees or employees, the Base Rental hereunder shall not be diminished during the repair of such damage and Lessee shall be liable to Lessor for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds, unless Lessor failed to carry the insurance required to be provided by Lessor pursuant to Paragraph 7.2 above.
            19.  CONDEMNATION.
               19.1   In the event the Premises or part thereof are
  taken for any public or quasi-public use, by right of eminent domain or otherwise, or if it should be sold in lieu of condemnation, then this Lease shall terminate, except that this Lease shall continue to be binding upon the parties hereto provided the Lessor makes within a reasonable time any necessary restoration of the portion of the Building being occupied by Lessee under this Lease Agreement.
               19.2   All amounts awarded upon  a taking or  a sale
  in lieu of a taking of any part or all of the Premises shall belong to Lessor except these amounts specifically awarded to the Lessee, if any.
               19.3   Lessee   shall    be   entitled    to   claim
  independently  against  the  condemning   authority  any  damages
  attributable to Lessee's business or property as the same may be permitted by law.
            20.  EVENTS OF DEFAULT/REMEDIES.
               20.1   The happening  of  any  one  or more  of  the
  following listed events (Events of Default) shall constitute a breach of this Lease by Lessee:
                 (a)  The failure  of Lessee  to pay  any rent  due
                      hereunder and  such failure  continues for  a
                      period of ten (10) days  after written notice
                      of Lessee's failure to pay the sum due;
                 (b)  The failure  of  Lessee  to comply  with  any
                      other provision of this  Lease within fifteen
                      (15) days  after  notification  to Lessee  of
                      such default;  in the  event  that a  default
                      (excluding  default   involving  payment   or
                      reimbursement of money  to Lessor)  cannot be
                      cured within fifteen (15)  days, Lessee shall
                      not be in default so long as Lessee begins to
                      diligently cure  such default  within fifteen
                      (15)  days  after   notice  of   default  and
                      completes such  cure within  sixty (60)  days
                      after said notice; or
                 (c)  The taking of  the leasehold on  execution or
                      other process  of law  in any  action against
                      Lessee, free of any equity of redemption.
            If at any time during the term hereof a receiver of the
  business or assets of the Lessee be appointed, or if the Lessee makes an assignment for the benefit of creditors, or if any sheriff or his agent take possession of the Premises by virtue of any attachment or execution proceedings, then the Lessor may, at its option, take possession of the Premises and terminate this
  Lease. If at any time during the term hereof, proceedings in bankruptcy shall be instituted by or against the Lessee and the trustee in bankruptcy elects to assume the unexpired term of this Lease, then such trustee shall promptly cure any default existing under a term or provision of the Lease and shall provide to Lessor adequate assurance of future performance as required under
  Section 365(b) of the Bankruptcy Code, or any amendments thereto. Such adequate assurance shall include, but not be limited to:
  (1) adequate assurance of the source of rent; (2) adequate assurance that assumption of this Lease shall not constitute a default under any mortgage encumbering the Building in which the
  Premises are a  part.   The parties  hereto acknowledge  that the
  foregoing provisions are the minimal requirements necessary to protect Lessor from an increased risk of future default under this Lease.
               20.2   Upon the occurrence  of any Event  of Default
  by Lessee, Lessor shall have the option, at Lessor's election, to pursue any one or more of the following remedies:
                 (a)  Lessor may  cancel and  terminate this  Lease
                      and dispossess Lessee;
                 (b)  Lessor may  without terminating  or canceling
                      this Lease declare  the present value  of all
                      amounts and  rents due  under this  Lease for
                      the remainder  of the  existing term  (or any
                      applicable extension  or renewal  thereof) to
                      be  immediately   due  and   pay  able,   and
                      thereupon the present value of  all rents and
                      other charges due hereunder to the end of the
                      initial  term   or  any   renewal  term,   if
                      applicable, shall  be accelerated  and Lessor
                      may  recover  the  difference   between  such
                      amount and  the fair  market rental  value of
                      the Premises during the remainder of the term
                      or renewal thereof;
                 (c)  Lessor may  elect to  repossess the  Premises
                      and relet the Premises  for Lessee's account,
                      holding Lessee  liable  in  damages  for  all
                      expenses incurred in  any such  reletting and
                      for any difference between the amount of rent
                      received from such  reletting and  the amount
                      due and  payable  under  the  terms  of  this
                      Lease; or
                 (d)  Lessor may  enter upon  the  Premises and  do
                      whatever Lessee has failed to do as obligated
                      under the  terms of  this  Lease (and  Lessee
                      shall reimburse  Lessor  on  demand  for  any
                      expenses which Lessor may  incur in effecting
                      compliance with  Lessee's  obligations  under
                      this Lease).
               20.3   All the remedies  of Lessor  in the  event of
  Lessee default shall be cumulative and in addition, Lessor may pursue any other remedies permitted by law or in equity. Forbearance by Lessor to enforce one or more of the remedies upon an Event of Default shall not constitute a waiver of such default.
               20.4   In no event  shall Lessee  have the  right to
  terminate or rescind this Lease as a result of Lessor's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in this Lease or elsewhere. Lessee hereby waives such remedies of termination and rescission and hereby agrees that Lessee's remedies for default hereunder and for breach of any promise or inducement by the Lessor shall be limited to a suit for damages or an injunction, or both.
           21.   PEACEFUL  ENJOYMENT.     Lessee  shall,   and  may
  peacefully enjoy the Premises against all persons claiming by, through or under Lessor, subject to the other terms hereof, and subject to the rights of others to the common areas covered by this Lease, provided that Lessee pays the rent and other sums herein recited to be paid by the Lessee and performs all of Lessee's covenants and agreements in this Lease.
           22.   HOLDING OVER.
               22.1   Lessee shall  have  the  right to  remain  in
  possession of the Premises for a grace period of 2 months after the end of the initial or the renewal term of this Lease at the same Base Rental then in effect under the terms hereof provided Lessee is not then in default hereunder and provided Lessee continues to comply with all its obligations herein contained. If Lessee holds over without Lessor's written consent after expiration of the grace period provided for above, or after earlier termination of this Lease or if Lessee continues to occupy the Premises after termination of Lessee's right of possession pursuant to the provisions of Paragraph 20.2(c), Lessee shall throughout the entire holdover period pay rent equal to twice the Base Rental.
               22.2   No possession by Lessee  after the expiration
  of any term of this Lease shall be construed to extend said term of this Lease unless Lessor has consented to such possession in writing. The consent required hereby shall not be governed by the terms of Paragraph 29.12 below.
           23.   SUBORDINATION TO MORTGAGE AND ESTOPPEL LETTER.
               23.1   This  Lease  is  and  shall  be  subject  and
  subordinate  to  any   mortgage  created  by   Landlord,  whether
  presently existing or hereafter arising upon the Premises and to any renewals, refinancing and extensions thereof, but Lessee agrees that Landlord's mortgagee shall have the right at anytime to subordinate such mortgage, or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion.
               23.2   Upon request  by  Less or, Lessee  agrees  to
  execute all further agreements required by Lessor's mortgagees which provide for subordination of this Lease to Lessor's mortgages. If Lessee should fail to execute any subordination or other agreement required by this Paragraph promptly as requested, Lessee hereby irrevocably constitutes Lessor as its attorney-- in-fact to execute such instrument in Lessee's name, place and stead, it being agreed that such power is one coupled with an interest.
               23.3   Lessee agrees that it will from time to  time,
  within ten (10) days from request by Lessor, execute and deliver to such persons as Lessor shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Lessor is not in default under this Lease (or if Lessee alleges a default stating the nature of such alleged default) and further stating such other matters as Lessor's mortgagee(s) shall reasonably require.
               23.4   In the  event of  the sale  or assignment  of
  Lessor's interest in the Premises or in the event of any proceedings brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage made by Lessor covering the Premises, then Lessee shall attorn to the purchaser and recognize the purchaser as Lessor under this Lease.
           24.   ATTORNEY'S FEES.   In  the event  that it  becomes
  necessary to file suit to enforce this Lease, the prevailing party shall recover all reasonable attorney's fee to compensate it for the expense of litigation.
           25. NO IMPLIED WAIVER. The failure of either party to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a wavier or a relinquishment thereof for the future.
           26.   SECURITY DEPOSIT.
               26.1   Lessee has deposited  with Lessor  a security
  deposit in the amount of $46,000.00 (the "Security Deposit") for the performance of each and every covenant and agreement to be performed by Lessee under this Lease. Lessor shall deposit the Security Deposit in an interest bearing account and shall pay the interest thereon to Lessee, upon Lessee's written demand not more frequently than once annually, provided that the amount on
  deposit shall never be  less than $46,000.00.   Lessor shall have
  the right, but not the obligation, to apply the Security Deposit in whole or in part as payment of such amounts as are reasonably necessary to remedy Lessee defaults in the payment of rent or in the performance of the covenants or agreements contained herein.
   Lessor's right to possession of the Premises for non-payment of rent or any other reason shall not be affected by the fact that
  Lessor holds security.   Lessee liability  is not limited  to the
  amount of the Security Deposit.
               26.2   Lessor   shall   give   written   notice   of
  application of the  Security Deposit or  any part  thereof within
  thirty (30) days of said  application.    If  the  application is
  on  account  of maintenance,  repairs  or  replace   placements
  necessitated by Lessee, said notice shall include the estimated or actual cost of the same, attaching estimates or paid receipts. Upon the receipt of said notice, Lessee shall at once pay to Lessor an amount sufficient to restore the Security Deposit in full. Upon termination of this Lease, full payment of all amounts due and performance of all Lessee covenants and agreements (including surrender of the Premises), the Security Deposit or any portion thereof remaining unapplied shall be returned to Lessee within forty-five (45) days of said termination, together with accrued interest thereon.
           27.   RELATIONSHIP OF  PARTIES.    Nothing contained  in
  this Lease shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of Lessor and Lessee.
           28.   NOTICES.
               28.1   The  Lessee  shall  forward  all  notices  to
  Lessor at  2350  E.  Lunt,  Elk  Grove  Village,  Illinois  60007
  Attention: Magan H. Patel or at such other place as Lessee may hereafter designate in writing with copy to Thomas W. Rieck, 55 West Monroe, Suite 3390, Chicago, Illinois 60603.
               28.2   The  Lessor  shall  forward  all  notices  to
  Lessee at 2201 Landmeier Road, Elk  Grove Village, Illinois 60007
  Attention: Gary  R. Fairhead  or at  such other  place as  Lessee
  shall designate in writing, with  a copy to   Henry J. Underwood,
  Jr., at 200 South Michigan Avenue,  Suite 1100, Chicago, Illinois
  60604.
               28.3   Any notice provided for in  this Lease shall,
  unless otherwise expressly provided herein, be in writing, and shall, unless otherwise expressly provided, be given or be served by depositing the same in the United States mail, be certified or registered with postage thereon prepaid and addressed to the party to be notified, or by delivering the same in person to an officer or executive employee of such party.
               28.4   Notice deposited  in the  mail in  the manner
  hereinabove required shall be effective upon receipt, unless such mail is unclaimed, in which event notice shall be effective five
  (5) days after the date of mailing.
            29.  MISCELLANEOUS.
               29.1   If any term  or provision  of this  Lease, or
  the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to the persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.
               29.2   This Lease and the rights  and obligations of
  the parties  hereto are  governed by  the  laws of  the State  of
  Illinois.
               29.3   Except   as   expressly    otherwise   herein
  provided, time is of the essence of this Lease.
               29.4   The paragraph  or sub -paragraph headings  are
  used for convenience of reference only and do not define, limit or extend the scope or intent of the paragraphs.
               29.5   If any amount  due from  Lessee to  Lessor is
  not paid when due, Lessee shall pay to Lessor the sum of $100.00 per day commencing from the date when such payment was due until paid.
               29.6   Lessor shall have  the right to  transfer and
  assign, in whole or in part, all its rights and obligations hereunder and in the Building and the Premises, and in such event and upon such transfer Lessor shall be released from any further obligations hereunder to Lessee; the Lessee agrees to look solely to such successor in interest of Lessor for the performance of such obligations.
               29.7   Lessor or Lessee  may record a  memorandum of
  the terms of this Lease  and each party hereby  agrees to execute
  such memorandum.   This  Lease shall  not be  recorded by  either
  Lessor or Lessee.
               29.8   Wherever this Lease provides  for the payment
  of any sum of money by Lessee to Lessor as reimbursement or otherwise, and such sum is not deemed rent under other provisions of this Lease, such payment shall not be considered rent, except that if such sum is not paid within thirty (30) days after it is due, such sum shall then be deemed rent.
               29.9   Whenever  a   period   of   time  is   herein
  prescribed for the taking of any action by Lessor or Lessee, Lessor and Lessee shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, financing, or any other cause whatsoever beyond the control of Lessor and Lessee.

               29.10 In each instance in this Lease Agreement where the consent of the Lessor is required prior to any action by Lessee, such consent shall not be unreasonably withheld except in instances where the provisions of this paragraph are hereby specifically made inapplicable.
            30. OPTION TO RENEW. Lessor hereby grants to Lessee an option to renew this Lease for a renewal term to expire on February 28, 2006. To exercise the option for the renewal term, Lessee must give Lessor written notice of its intent to renew not less than 180 days prior to the expiration of the initial term of this Lease. The exercise of the option to renew shall not be effective if Lessee is in default under any provisions of this Lease at the time the notice of intent to renew is given or at the time such renewal term would otherwise commence. The Base Rental for the renewal term will be $6.00 per square foot per annum for 51,983.71 square feet and $2.25 per square per annum feet for 6,485 square feet.
       IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first above written.
                                SIGMATRON INTERNATIONAL, INC.


                                By: /s/ Gary R. Fairhead

                                   Gary R. Fairhead, President


                                CIRCUIT SYSTEMS, INC.


                                By: /s/ Magan H. Patel

                                   Magan H. Patel, Vice President

                                   EXHIBIT A

                               LEGAL DESCRIPTION

  Lots 180, 181, 182,  183, 184, and  185 (except the  Northerly 10 feet of said Lots 180 to 185, both inclusive, taken for widening Landmeier Road) in Centex Industrial Park Unit Number 14, being a subdivision in Section 26, Township 41 North, Range 11 East of the Third Principal Meridian, in Cook County, Illinois and Lot 205 (except the Northerly 10 feet of said Lot 205 taken for widening Landmeier Road) in Centex Industrial Park Unit No. 102 being a subdivision in Section 26, Township 41 North, Range 11 East of the Third Principal Meridian, in Cook County, Illinois

  Commonly known as:  2201  Landmeier  Road,  Elk   Grove  Village,
  Illinois

  PINS:     08-26-403-011
            08-26-403-012
            08-26-403-013
            08-26-403-014

                                   EXHIBIT B

                          DESCRIPTION OF THE PREMISES

  I.   SigmaTron Area                             Square Feet

       A.  Schedule A                               34,670.36

       B.  Schedule B                               15,483.35

       C.  AL & W Sales                              1,830.00
                                                    ---------
  TOTAL SigmaTron LEASED SQUARE FOOTAGE             51,983.71
                                                    =========
  II.  CSI AREA

       A.  Schedule C                               71,612.21
                                                    ---------
  TOTAL CSI SQUARE FOOTAGE                          71,612.21
                                                    =========
 III. TOTAL BUILDING                                                   %

       A.  SigmaTron Area                           51,983.71         42.06

       B.  CSI Area                                 71,612.21         57.94
                                                   ----------        ------
       C.  TOTAL BUILDING                          123,595.92        100.00
                                                   ==========        ======

                                   SigmaTron

                                   SCHEDULE A
                            CAI MANUFACTURING AREAS

       DESCRIPTION                             SQUARE FEET
  CAI  Toolroom                                3,584.12

  CAI  Stock & Storage                         1,909.50

  CAI  Hallway to CAI                            869.00

  CAI  CAI Maintenance Room                      719.40

  CAI  Stockroom/Janitorial Room                  40.83

  CAI  Stock Area                              2,596.46

  CAI  Stock Room                                343.50

  CAI  CAI MFG. & Office Area                  23,961.00

  CAI  CAI Preforming Area                        646.55
                                               ---------
  TOTAL                                        34,670.36
                                               =========

                                    SigmaTron

                                   SCHEDULE B
                             SigmaTron OFFICE AREA
            DESCRIPTION                             SQUARE FEET
  SIGMA     Accounting Department                   1,461.00
  SIGMA     Purchasing Department                   4,880.92
  SIGMA     N. Entrance Hall                          907.10
  SIGMA     Mail and Supply Room                      479.40
  SIGMA     *Furnace Room                              89.82
  SIGMA     Phone Room                                 86.25
  SIGMA     Office Wash Room                          512.00
  SIGMA     N/S Hall                                  568.00
  SIGMA     Lobby                                     573.30
  SIGMA     Reception & Switchboard Office             73.28
  SIGMA     Personnel Office                          137.50
  SIGMA     Sales Manager's Office                    192.00
  SIGMA     Sales Hall                                 43.00
  SIGMA     Sales & Purchasing Conference Room        297.80
  SIGMA     *Cafeteria                                728.33
  SIGMA     Kitchen                                    98.57
  SIGMA     Sales Office                            1,157.60
  SIGMA     G.R. Fairhead's Offices                   191.30
  SIGMA     Executive                                 229.40
  SIGMA     Executive Wash Room                        64.50
  SIGMA     Executive Foyer                           159.25
  SIGMA     G.A. Fairhead's Office                    208.33
  SIGMA     *Compressor Compactor Room                231.50
  SIGMA     *Compressor & Hall                        121.50
  SIGMA     *Loading Dock                           1,260.73
  SIGMA     *Dock Entrance                            215.25
  SIGMA     *Valve & Pump Room                        114.92
  SIGMA     *Washroom & Chem Storage (Dock Area)      400.85
                                                   ---------
  TOTAL                                            15,483.35
                                                   =========
                             *Shared Space With CSI

                                   SigmaTron

                                   SCHEDULE C
                            CAI MANUFACTURING AREAS

       DESCRIPTION                                SQUARE FEET
  CSI  Blueprint Room                               200.00
  CSI  Plant Washroom & Closets                     505.00
  CSI  Plant Washrooms                              359.00
  CSI  Compressor & Compactor Room                1,870.00
  CSI  Compressor & Hall                            121.50
  CSI  *Loading Dock                              3,782.19
  CSI  *Dock Entrance Area                          215.24
  CSI  MFG. Area                                 40,043.85
  CSI  *Valve & Pump Room                           114.92
  CSI  New MFG. Area                             22,950.00
  CSI  *Packing, Maintenance Office & Washroom      400.85
  CSI  *Valve & Pump Room                           114.92
  CSI  *Furnace Room                                 89.83
  CSI  *Cafeteria                                   728.33
                                                 ---------
  TOTAL                                          71,612.21
                                                 =========

  *Shared space with SigmaTron